UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2011

Omnicare, Inc.
(Exact name of Registrant as specified in its charter)

              Delaware                                1-8269                                           31-1001351

(State or other jurisdiction of       (Commission                                (IRS Employer
     incorporation)                             File Number)                               Identification No.)

                             100 East RiverCenter Boulevard
                                             Suite 1600
                                         Covington, Kentucky                             41011

              (Address of principal executive offices)                          (Zip code)

 859-392-3300
(Registrant's telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

Omnicare, Inc. ("Omnicare" or "the Company") is filing this Current Report on Form 8-K to retrospectively present its Contract Research Services business ("CRO Services") and its Tidewater Group Purchasing Organization (“Tidewater”) business as discontinued operations in the consolidated financial statements and notes thereto, Management's Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Data for all periods presented in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the "2010 Form 10-K").  Upon the discontinuance of CRO Services, the Company now operates in one segment, the Pharmacy Services segment.  Accordingly, all segment data has been removed in the consolidated financial statements and notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations.  This update is consistent with the presentation of continuing and discontinued operations included in the Company’s Form 10-Q for the second quarter ended June 30, 2011.  The divestiture of CRO Services and Tidewater was completed in April 2011.

The presentation of CRO Services and Tidewater as discontinued operations affects only the manner in which certain financial information was previously reported and does not restate or revise Omnicare’s net income (loss) in any previously reported financial statements.  Except for matters noted above affecting changes in presentation, no other information in the 2010 Form 10-K is being updated for events or developments that occurred subsequent to the filing of the 2010 Form 10-K on February 24, 2011.  Without limitation of the foregoing, this filing does not purport to update the Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the 2010 Form 10-K for any information, uncertainties, transactions, proceedings, risks, events or trends occurring or known to management.  More current information is contained in the Company's Quarterly Reports on Form 10-Q for the periods ended March 31 and June 30, 2011 and other filings with the Securities and Exchange Commission.  This Current Report on Form 8-K should be read in conjunction with the Company's 2010 Form 10-K and such Quarterly Reports on Form 10-Q and other filings.  The Quarterly Reports on Form 10-Q and other filings contain important information regarding events and developments of the Company that have occurred since the filing of the 2010 Form 10-K.

Information contained in the exhibits hereto should be read in conjunction with, and as a supplement to, information contained in the 2010 Form 10-K.  For significant developments since the filing of the 2010 Form 10-K, refer to Omnicare’s subsequent Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Selected Financial Data
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Financial Statements and Supplementary Data
99.4	Computation of Ratio of Earnings to Fixed Charges
99.5	Consent of PricewaterhouseCoopers, LLP
101	Interactive data files pursuant to Rule 405 of Regulation S-T

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICARE, INC.

By:	/s/ John L. Workman
Name: Title:	John L. Workman President and Chief Financial Officer

Dated:  July 29, 2011